UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2011

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO	63044
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

This Current Report on Form 8-K is being filed by the Registrant solely for the purpose of fulfilling the Registrant’s obligations under the Second Amended and Restated Registration Rights Agreement described below to disclose certain information provided to the Registrants’s Lenders that has not previously been publicly disclosed and which the Registrant reasonably believes constitutes material non-public information.

Item 2.02	Results of Operations and Financial Condition

Item 7.01 below discloses results of operations and financial condition of the Company for prior periods that were previously unreported. Item 7.01 is hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure

As previously disclosed, K-V Pharmaceutical Company (the “Company” or the “Registrant”), certain of the Company’s subsidiaries, and each of U.S. Healthcare I, L.L.C. and U.S. Healthcare II, L.L.C. (collectively, the “Lenders”), are parties to a Credit and Guaranty Agreement, dated November 17, 2010, as amended by that certain Amended and Restated Amendment No. 1 to Credit Agreement dated as of January 6, 2011, as amended by that Amendment No. 2 to Credit Agreement dated as of March 2, 2011 (as amended, the “Credit Agreement”). Pursuant to the Credit Agreement, at various times prior to the date hereof the Company has provided to the Lenders certain information regarding the Company and its business, including various consolidated financial projections and liquidity forecasts and internal financial information and results (collectively, the “Provided Information”). The Company and the Lenders are also parties to that certain Second Amended and Restated Registration Rights Agreement, dated as of March 2, 2011 (the “Second Amended RRA”), pursuant to which the Company has agreed to register for resale under the Securities Act of 1933, as amended, shares of the Company’s Class A Common Stock which are issuable upon the exercise of warrants issued by the Company to the Lenders in connection with the Credit Agreement. Under the Second Amended RRA, the Company is obligated under certain circumstances to publicly disclose all of the previously publicly undisclosed confidential information provided to the Lender or its affiliates that, in the Company’s reasonable judgment, constitutes material non-public information. This Current Report on Form 8-K is being filed by the Company solely for the purpose of fulfilling the Company’s obligation under the Second Amended RRA to disclose the portions of the Provided Information that have not previously been publicly disclosed and which the Company reasonably believes constitute material non-public information.

The Provided Information includes certain consolidated financial projections and liquidity forecasts for the Company set forth below in this Current Report on Form 8-K (collectively, the “Projections”). The Projections set forth below reflect information that was prepared at various times in connection with the Company’s exploration of potential financing alternatives, and were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or with the standards for projections promulgated by the American Institute of Certified Public Accountants or the Financial Accounting Standards Board. The Projections do not purport to present financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent accountants have not audited, examined, reviewed, compiled or otherwise applied procedures to the Projections and, accordingly, do not express an opinion or any other form of assurance with respect to the Projections.

The Projections also were prepared by the Company’s management solely for internal use, capital budgeting, discussions with financing sources under confidentiality agreements, and other management decisions and are subjective in many respects. The Projections reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, regulatory matters, loan compliance, and other matters. Some of the assumptions used have not been achieved to date and may not be realized in the future, and are subject to significant business, litigation, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company. The Projections also contain information that is, in many cases, obsolete, superseded or no longer applicable due to subsequent developments and events occurring since the Projections were made. Unanticipated events and circumstances may also affect the actual financial results of the Company in the future.

Principal assumptions underlying the Projections include those relating to the launch of our recently approved product Makena™. In addition to the various material assumptions to the Projections set forth below, the following information is material to an understanding of uncertainties regarding the launch of Makena™ and could cause actual results to vary materially from the forecasts reflected in the Projections:

•

The Projections assume that the average course of treatment will involve three vials (each vial consisting of five doses) of Makena™ per patient. The actual per patient usage of Makena™ could vary significantly from this assumption based on a variety of factors.

•

The Projections have been prepared on the basis of certain assumptions regarding gross and net pricing to be recognized from sales of Makena™, including estimates of adjustments to net sales reflecting discounts, rebates and other customary allowances. The Company’s ability to achieve these assumptions regarding gross and net pricing is subject to substantial uncertainty.

•

Although Makena™ is the first and only FDA-approved treatment indicated to reduce the risk of preterm birth in women with a singleton pregnancy that have a history of singleton spontaneous preterm birth, the Company’s sales of Makena™ could be negatively affected by treatment of this condition by unapproved drug therapies.

•

Subsequent to the preparation of the Projections, the Company received preliminary initial orders from distributors for approximately 6,000 vials of Makena™. The amount of these orders reflects various factors such as special discounts made available by the Company in connection with the product launch and should not be considered as indicative of expectations for future sales of Makena™. Actual sales volumes for Makena™ will depend on a number of factors, including market acceptance.

With respect to the Company’s efforts to secure approval for additional products, in February 2011, the FDA conducted an inspection with respect to the Company’s Clindesse® product and issued a Form 483 with certain observations. Also in February 2011, the Company filed its responses with the FDA with respect to such observations

In view of the foregoing, the Projections should not be regarded as a representation or warranty by the Company, or any other person or entity, that the Projections will be realized. It is expected that there will be differences between actual and projected results, and the differences may be material. The inclusion of the Projections herein should not be regarded as an indication that the Company or its affiliates or representatives consider the Projections to be a reliable prediction of future events, and the Projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives make any representation or warranty regarding the accuracy, completeness, current relevance or applicability of any data or computations contained in the Projections, and neither the Company nor any of its affiliates or representatives undertake any obligation to publicly update the Projections or the information reflected in them to reflect circumstances or factual information existing or arising after the date when the Projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are shown to be in error. The Projections should be read in conjunction with the information set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 (the “2010 Form 10-K”), including the risk factors that are included under the caption “Item 1A—“Risk Factors”” in the 2010 Form 10-K, as supplemented by the Company’s subsequent SEC filings.

The Provided Information also included certain consolidated internal financial information and results derived from the Company’s internally prepared financial statements (collectively, “Internal Financial Results”). Internal Financial Results included in the materials set forth below that relate to periods for which the Company has not yet filed a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K are identified by columns marked “Preliminary.” The Company’s independent accountants have not audited, examined, reviewed, compiled or otherwise applied procedures to the Internal Financial Information and, accordingly, do not express an opinion or any other form of assurance with respect to the Internal Financial Information. The Internal Financial Information is subject to adjustment in connection with the preparation of the Company’s periodic reports for the applicable periods, and such adjustments may be material. The Company’s actual financial results reported in its future filings with the SEC or otherwise publicly disclosed may vary from the Internal Financial Information presented below, and such variances may be material. Accordingly, neither the Company nor any of its affiliates or representatives make any representation or warranty regarding the accuracy of any data or computations contained in the Internal Financial Information, and the Internal Financial Information should not be regarded as a representation or warranty by the Company, or any other person or entity, that the Internal Financial Information set forth below is accurate or will be realized.

The Internal Financial Information should be read in conjunction with the consolidated financial statements and other information contained in the 2010 Form 10-K. As previously disclosed, the Company has not filed with the SEC its Quarterly Reports on

Form 10-Q for the quarters ended June 30, 2010, September 30, 2010 or December 31, 2010. Certain of the information contained in the Internal Financial Information may differ materially from the information in these reports when filed by the Company with the SEC. As discussed in the 2010 Form 10-K, the Company believes that there is substantial doubt regarding its ability to continue as a going concern and, as a result, the report of its independent registered public accounting firm accompanying its annual consolidated financial statements for the fiscal year ended March 31, 2010, included an explanatory paragraph disclosing the existence of substantial doubt regarding the Company’s ability to continue as a going concern. The Company does not expect that the substantial doubt will be resolved as of the end of the period covered by the Form 10-Q for the quarters ended June 30, 2010, September 30, 2010, December 31, 2010 or possibly the year ended March 31, 2011. The Internal Financial Information has been prepared using GAAP applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The historical consolidated financial statements included in the Internal Financial Information does not include any adjustments that might be necessary if the Company was unable to continue as a going concern.

On March 1, 2011, the Company announced that it intends to offer $200 million of senior secured notes due 2015 (the “Notes”) in a private placement, subject to market conditions, and that the Company intends to use the net proceeds from the private placement of the Notes to repay in full its obligations under the Credit Agreement with the Lenders (including the payment of related premiums) and terminate the related future loan commitments, to establish an escrow reserve for one year of interest payments on the Notes and for general corporate purposes. The information regarding the Projections and the Internal Financial Information included below does not include any adjustment for the issuance of the Notes or the application of the proceeds from the sale of the Notes. The information regarding the Projections and the Internal Financial Information also assumes the obligation of the Company to comply with the covenants contained in the Credit Facility, which covenants would no longer be applicable in the event that the Company completes the sale of the Notes.

CONFIDENTIAL CONFIDENTIAL
Makena™ Revenue Assumptions
1
The Projections included herein represent the Company’s projections provided to the Lenders in connection with negotiating the amendment to the
Company’s Bridge Loan and the related Multi-draw Facility and have not been updated to reflect the recently announced efforts by the Company to refinance the Credit Facility with secured debt.
•
Financing Case – This scenario was prepared for purposes of negotiating the Credit
Agreement and related covenants with the Lenders.  Assumes ~47% of Research
Case by March 2012 and ~82% by March 2013
•
Internal Case –
This scenario was developed by the Company to be utilized for financial and business planning purposes.  Assumes ~71% of Research Case by
March 2012 and ~94% by March 2013
•
Research Case – Estimate of Makena™ market and potential penetration based on a Company proprietary market study
•
List Price -
Makena™ list price per vial at launch in March 2011 $7,500
The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K

CONFIDENTIAL CONFIDENTIAL
Makena™ Revenue Assumptions
(Continued)
2
The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K
Market
Quarter Quarter End Market Penetration at Quarter End
Estimated Quarterly Unit
2
Sales (000s)
End
(Patients)

Financing Internal Research Financing Internal Research
Mar-11 8,755 0.6% 1.4% 2.1% 2.5 2.5 5.0
Jun-11 8,773 2.7% 6.3% 9.0% 0.0 1.0 0.0
Sep-11 8,791 6.1% 12.6% 18.0% 1.3 4.6 6.6
Dec-11 8,809 10.4% 19.8% 28.2% 4.7 9.7 13.5
Mar-12 8,827 16.0% 23.9% 34.1% 8.3 14.4 20.5
Market
Fiscal Year Fiscal Year 2013 Market Penetration at Fiscal Year End
Estimated Fiscal Year Unit

Sales (000s)
End
(Patients)
1
Financing Internal Research Financing Internal Research
Mar-13 105,000 29.6% 33.8% 36.2% 69.0 84.4 104.6
Notes:
2) One unit = 5 injections
1)  Company's estimate of insured (or covered) lives who receive prenatal care.  Company assumes that approximately 15% of market is uninsured.

CONFIDENTIAL CONFIDENTIAL
Financing Case Key Assumptions

•
Expand to 150 sales force footprint upon approval of Makena™
•
Advertising & Promotion spend will increase in FY 2012 and
beyond, predominantly supporting Makena™
•
Evamist was assumed to be divested in March 2011 and Generics in
June 2011 (per requirements of existing loan with the Lenders)
The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K
$000s Branded
Anti-Infectives
1
Generics Grand
Description Makena
& Evamist
Total KCl Total
Approval Date Q4 FY2011 N/A N/A Q3 FY2011 N/A
Q4 FY 2011 Net Revenues 15,469 $          2,826 $            18,295 $          5,829 $            24,124 $
FY 2012 Net Revenues 92,892 $          26,626 $          119,518 $        8,967 $            128,485 $
FY 2013 Net Revenues 420,405 $        32,359 $          452,764 $        - $                    452,764 $
Notes:
1)  Assumes Anti-Infectives are approved prior to June 30, 2011
Company is not required to divest Evamist or Generics if the Mutli-draw facility is not closed and will evaluate strategic alternatives with Evamist and
Generics

Nesher (Generics)

- Business is operated through June 30 assuming approved production of KCl and purchaser completes remaining product re-launches
- Sale proceeds assumed to meet minimum milestone payment requirements as required under initial Multi-draw facility term sheet with working capital assumed by buyer

Ther-Rx

- Expansion of sales force via 3rd party resource upon Makena™ approval
- Majority of increased investment is to support launch of Makena™

Operating Costs

- Operating expense assumptions reflect corporate and Generics reductions effective March 1, 2011 to align cost structure with future strategy and remaining Generics products re-launches will be completed by the purchaser post-divestiture
- Q4 FY11 operating expenses (~$39MM) estimated to reduce by approximately 25% - 30% on an annualized basis due to sale of Generics
- Approximately 50% of FY12 operating costs are related to Selling & Marketing

CONFIDENTIAL CONFIDENTIAL
Financing Case Key Assumptions
(Continued)

The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K

Financing Case Financing Assumptions

- Assumes Multi-draw Facility (per amendment dated 3/2/11 with US Healthcare) closes prior to March 31, 2011 providing an incremental $70MM of available liquidity to the Company as follows, subject to meeting certain milestones primarily related to Makena™ launch:

Mar-11	$15MM	Aug-11	$10MM
May-11	$15MM	Sep-11	$10MM
Jul-11	$10MM	Oct-11	$10MM

- $30MM will be funded at closing of facility but reflected as restricted cash and assumed to be available to the Company in March and May of 2011; balance ($40MM) to be funded in accordance with the above schedule
- Mandatory prepayment of Multi-draw Facility, including payment of Applicable Premium, of $60MM by August 31, 2011 including $20MM prepayment associated with the approximately $32 million of proceeds received from of the Company's February 2011 private placement of Class A Common Stock (the "PIPE Transaction")
- The PIPE Transaction resulting in net proceeds of approximately $10MM to the Company after the $20MM prepayment to the Lenders and payment of other fees and expenses
- Interest of 11.5% cash and 5% PIK on entire facility

CONFIDENTIAL CONFIDENTIAL

The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K

Notes:

(1) Net Sales reflect adjustments for discounts, rebates and other customary allowances.

(2) Gross Profit and Operating Expenses in FY 2011 and Q1 FY 2012 includes expenses associated with Nesher which represents approximately 25% - 30% of total expenses.

(3) ~50% of Operating Expenses (excluding Nesher) are comprised of sales and marketing costs.

(4) Cash Flows reflect payment of the Makena™ milestone payments according to the amendment agreed to with Hologic, Inc. in February 2011.

(5) EBITDA is a non-GAAP measurement that consists of net (loss) income plus depreciation and amortization, interest expense and taxes. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to operating income or any other performance measure derived in accordance with GAAP or to cash flows from operating activities as a measure of liquidity and is not intended to be a measure of free cash flow. The Company's calculation of EBITDA may or may not be consistent with the calculation of these measures by other companies in the same industry. The Company's presentation of EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for analysis of its reports as reported under GAAP. The Company has included EBITDA herein because it has been previously presented to the Lenders to measure and evaluate the operating performance of the Company. The following table reconciles for the periods presented under "Preliminary Q1", "Preliminary Q2" and "Preliminary Q3" the Company's preliminary internal calculation of operating income to EBITDA:

CONFIDENTIAL CONFIDENTIAL
Financing Case Financial Projections
FY 2011 – FY 2013
6
The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K
Q1 Q2 Q3
Net Loss from continuing operations (40,451) $  (34,518) $  (38,397) $
Amortization and Depreciation 5,085          4,100          3,924
Interest expense, net 1,848          2,014          3,931
Taxes (679)             1,923          2,560
EBITDA from continuing operations (34,197) $  (26,481) $  (27,982) $
Preliminary
$000s FY 2011 FY 2012 FY 2013
Preliminary Preliminary Preliminary
Projected Projected Projected Projected Projected Projected Projected Projected
Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Total
Income Statement
Net Sales
(1)
3,376 $       3,307 $       5,566 $       24,124 $    36,373 $    14,010 $    13,017 $    38,646 $    62,813 $    128,485 $  452,764 $
Gross Profit
(2)
(6,732) (5,520) (1,748) 14,686 686 5,129 10,055 35,518 59,662 110,363 441,158
Gross Margin -199.4% -166.9% -31.4% 60.9% 1.9% 36.6% 77.2% 91.9% 95.0% 85.9% 97.4%
Operating Expenses
(2) (3)
32,003 25,069 31,668 38,553 127,293 30,974 27,680 26,888 25,912 111,453 117,921
EBITDA
(5)
(34,197) $   (26,481) $   (27,982) $   (20,244) $   (108,904) $ (22,271) $   (14,689) $   13,330 $    34,627 $    10,997 $    329,517 $
-1012.9% -800.8% -502.7% -83.9% -299.4% -159.0% -112.8% 34.5% 55.1% 8.6% 72.8%
Cash Flows
(4)
Operating Activities (50,874) $   (37,276) $   (32,564) $   (72,597) $   (193,311) $ (30,932) $   (31,681) $   (7,001) $     12,440 $    (57,174) $   190,577 $
Investing Activities 33,212 2,150 144 2,939 38,445 60,019 306 306 306 60,937 -
Financing Activities (1,508) 19,265 38,560 45,791 102,108 (33,358) 30,058 10,400 436 7,536 1,811
Net Increase (Decrease) (19,170) $   (15,861) $   6,140 $       (23,866) $   (52,757) $   (4,270) $     (1,318) $     3,705 $       13,182 $    11,299 $    192,387 $
Beginning Cash 60,693 41,523 25,662 31,802 60,693 7,936 3,666 2,348 6,053 7,936 19,235
Ending Cash 41,523 $    25,662 $    31,802 $    7,936 $       7,936 $       3,666 $       2,348 $       6,053 $       19,235 $    19,235 $    211,623 $

Notes:

(1) Net Sales reflect adjustments for discounts, rebates and other customary allowances.

(2) Gross Profit and Operating Expenses in FY 2011 and Q1 FY 2012 includes expenses associated with Nesher which represents approximately 25% - 30% of total expenses.

(3) ~50% of Operating Expenses (excluding Nesher) are comprised of sales and marketing costs.

(4) Cash Flows reflect payment of the Makena™ milestone payments according to the amendment agreed to with Hologic, Inc. in February 2011.

(5) EBITDA is a non-GAAP measurement that consists of net (loss) income plus depreciation and amortization, interest expense and taxes. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to operating income or any other performance measure derived in accordance with GAAP or to cash flows from operating activities as a measure of liquidity and is not intended to be a measure of free cash flow. The Company's calculation of EBITDA may or may not be consistent with the calculation of these measures by other companies in the same industry. The Company's presentation of EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for analysis of its reports as reported under GAAP. The Company has included EBITDA herein because it has been previously presented to the Lenders to measure and evaluate the operating performance of the Company. The following table reconciles for the periods presented under "Preliminary Q1", "Preliminary Q2" and "Preliminary Q3" the Company's preliminary internal calculation of operating income to EBITDA:

CONFIDENTIAL CONFIDENTIAL
Internal Case Financial Projections
FY 2011 – FY 2012

The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K
Q1 Q2 Q3
Net Loss from continuing operations (40,451) $  (34,518) $  (38,397) $
Amortization and Depreciation 5,085          4,100          3,924
Interest expense, net 1,848          2,014          3,931
Taxes (679)             1,923          2,560
EBITDA from continuing operations (34,197) $  (26,481) $  (27,982) $
Preliminary
$000s FY 2011 FY 2012
Preliminary Preliminary Preliminary
Projected Projected Projected Projected Projected Projected Projected
Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total
Income Statement
Net Sales
(1)
3,376 $        3,307 $        5,566 $        24,124 $     36,373 $     20,657 $     34,462 $     70,572 $     102,546 $   228,236 $
Gross Profit
  (2)
(6,732)          (5,520)          (1,748)          14,686         686              11,775         31,500         67,444         99,395         210,115
Gross Margin -199.4% -166.9% -31.4% 60.9% 1.9% 57.0% 91.4% 95.6% 96.9% 92.1%
Operating Expenses
(2) (3)
32,003         25,069         31,668         38,553         127,293      30,974         27,681         26,889         25,913         111,457
EBITDA
(5)
(34,197) $    (26,481) $    (27,982) $    (20,244) $    (108,904) $  (15,625) $    6,755 $        45,255 $     72,981 $     109,366 $
-1012.9% -800.8% -502.7% -83.9% -299.4% -75.6% 19.6% 64.1% 71.2% 47.9%
Cash Flows
(4)
Operating Activities (50,874) $    (37,276) $    (32,564) $    (72,597) $    (193,311) $  (29,166) $    (15,026) $    22,765 $     50,819 $     29,392 $
Investing Activities 33,212         2,150           144              2,939           38,445         60,019         306              306              306              60,937
Financing Activities (1,508)          19,265         38,560         45,791         102,108      (33,358)       30,058         10,400         436              7,536
Net Increase (Decrease) (19,170) $    (15,861) $    6,140 $        (23,866) $    (52,757) $    (2,505) $      15,337 $     33,471 $     51,561 $     97,865 $
Beginning Cash 60,693         41,523         25,662         31,802         60,693         7,936           5,431           20,768         54,239         7,936
Ending Cash 41,523 $     25,662 $     31,802 $     7,936 $        7,936 $        5,431 $        20,768 $     54,239 $     105,801 $   105,801 $

CONFIDENTIAL CONFIDENTIAL
Financing Case
Selected Balance Sheet Information

The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K
Audited
(1)
($ in thousands) 31-Mar-2010 30-Jun-2010 30-Sep-2010 31-Dec-2010 31-Mar-2011 31-Mar-2012 31-Mar-2013
Cash and cash equivalents $60,693 $41,523 $25,662 $31,802 $7,936 $19,235 $211,623
Other current assets
(4)
31,020 20,813 21,627 28,577 60,596 88,082 121,043
Property and equipment, net
(5)
122,910 117,661 112,755 110,182 105,266 53,299 41,625
Total Assets
(6)
358,557 315,480 294,209 303,447 357,210 322,804 535,253
Current liabilities
(7)
172,794 152,527 166,521 206,223 271,415 267,171 187,087
Long-term debt
(8)
233,174 232,441 231,828 231,219 230,350 227,454 224,981
Notes:
(7) Current liabilities includes the remaining scheduled Makena
TM
milestone payments and remaining outstanding amounts owed under the Company's loan obligations to the Lenders.
(6) The increase in total assets beginning in March 2011 is primarily due to the capitalization of $120,000 of future Makena
TM
milestone payments due uopn FDA
approval offset by a planned liquidation of the Company's remaining basis in its Auction Rate Securities.
(8)  Long term debt is comprised primarily of $200,000 of convertible notes, which have a next scheduled put date of May 2013, and the remaining balance of a mortgage on four of the Company's properties.  The long term debt balances shown do not include a proposed $200,000 senior secured financing announced by the
Company on March 1, 2011.
Preliminary
(2)
Projected
(3)
(1) Per the Company's Form 10-K for Fiscal Year Ended March 31, 2010.
(2) Based on the Company's internally prepared financial statements, as provided to the Lenders and required to be disclosed pursuant to covenants with the
Lenders, and may differ materially from actual results reported in Form 10-Q for each of the periods presented.
(3) Based on the Company's internal projections, as provided the Lenders,  and required to be disclosed pursuant to covenants with the Lenders and may differ materially from actual results reported in future SEC filings for each of the periods presented.
(4) Increase in current assets beginning in March 2011 is primarily due to receivables associated with sales launch of Makena
TM
.
(5)  Decrease in property and equipment, net is primarily due to the planned divestiture of the generics business in June 2011.

CONFIDENTIAL CONFIDENTIAL
Internal Case
Selected Balance Sheet Information

The information set forth herein is not intended to be relied upon by investors.  Please see the important explanatory information set forth above in this Current Report on Form 8-K
Audited
(1)
($ in thousands) 31-Mar-2010 30-Jun-2010 30-Sep-2010 31-Dec-2010 31-Mar-2011 31-Mar-2012
Cash and cash equivalents $60,693 $41,523 $25,662 $31,802 $7,936 105,801
Other current assets
(4)
31,020 20,813 21,627 28,577 60,596 109,645
Property and equipment, net
(5)
122,910 117,661 112,755 110,182 105,266 53,299
Total Assets
(6)
358,557 315,480 294,209 303,447 357,210 430,931
Current liabilities
(7)
172,794 152,527 166,521 206,223 271,415 276,930
Long-term debt
(8)
233,174 232,441 231,828 231,219 230,350 227,454
Notes:
Preliminary
(2)
Projected
(3)
(1) Per the Company's Form
10-K
for Fiscal Year Ended March 31, 2010.
(2) Based on the Company's internally prepared financial statements, as provided to the Lenders and required to be disclosed pursuant to covenants with the Lenders, and may differ materially from actual results reported in Form
10-Q
for each of the periods presented.
(3) Based on the Company's internal projections, as provided to the Lenders, and required to be disclosed pursuant to covenants with the Lenders and may differ materially from actual results reported in future SEC filings for each of the periods presented.
(4) Increase in current assets beginning in March 2011 is primarily due to receivables associated with sales launch of Makena TM .
(
5) Decrease in property and equipment, net is primarily due to the planned divestiture of the generics business in June 2011.
(6) The increase in total assets beginning in March 2011 is primarily due to the capitalization of $120,000 of future Makena TM milestone payments due upon FDA approval offset by a planned liquidation of the Company's remaining basis in its Auction Rate Securities.
(7) Current liabilities includes the remaining scheduled Makena TM milestone payments and remaining outstanding amounts owed under the
Company's loan obligations to the Lenders.
(8) Long term debt is comprised primarily of $200,000 of convertible notes, which have a next scheduled put date of May 2013, and the remaining balance of a mortgage on four of the Company's properties. The long term debt balances shown do not include a proposed $200,000 senior secured financing announced by the Company on March 1, 2011.

The information contained herein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The information contained in this Current Report on Form 8-K includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek” or “may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Company’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Company to maintain normal relationships with their vendors, service providers and customers. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

The Company will post this Form 8-K on its Internet website at www.kvpharmaceutical.com. References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to its website. Information contained on the Company’s website does not constitute part of this Form 8-K.

*         *         *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2011

K-V PHARMACEUTICAL COMPANY

By:	/s/ GREGORY J. DIVIS, JR.
Gregory J. Divis, Jr.
President and Chief Executive Officer